UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 27, 2009
Date of Report (Date of earliest event reported)

CALECO PHARMA CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-51261	20-1147435
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

Suite 410-103 East Holly Street,
National Bank Building,
Bellingham, WA	98225
(Address of principal executive offices)	(Zip Code)

(360) 306-1133
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 27, 2009, Caleco Pharma Corp. (the “Company”) entered into a consulting agreement with Professor Harry H.S. Fong, the inventor of the Company’s proprietary technology. The consulting agreement provides that Professor Fong will advise the Company on all matters on the development and commercialization of its proprietary technology (the “Services”). Professor Fong has agreed to commit 20 hours per year to the Company in providing the Services.

In consideration of the Services, the Company has agreed to pay Professor Fong a consulting fee of $1,000 per month. In addition, the Company has agreed to pay Professor Fong $600 per hour for any additional services provided by Professor Fong.

The term of the consulting agreement is for a period of one year and automatically renews for an additional year unless a notice of termination is provided by either party. The Company may cancel the agreement at any time with cause, while Professor Fong may cancel the agreement at any time without cause.

A copy of the consulting agreement is attached as an exhibit to this report

SECTION 7 – REGULATION FD

ITEM 7.01        REGULATION FD DISCLOSURE.

News Release dated October 27, 2009

Attached as Exhibit 99.1 to this report, and incorporated by reference herein, is a news release issued by the Company on October 27 2009. The news release announces the establishment of the Company’s Advisory Board and the appointment of Professor Fong to the Advisory Board.

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description of Exhibit

10.1	Consulting Agreement dated October 27, 2009 between the Company and Harry H.S. Fong.

99.1	News Release dated October 27, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALECO PHARMA CORP.
Date: November 2, 2009
	By:	/s/ John Boschert

JOHN BOSCHERT
Chief Executive Officer, Chief Financial Officer,
President, Secretary and Treasurer